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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2025

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Great Elm Capital Corp.

(Exact name of Registrant as Specified in Its Charter)

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Maryland (State or Other Jurisdiction of Incorporation)	814-01211 (Commission File Number)	81-2621577 (IRS Employer Identification No.)

3801 PGA Blvd., Suite 603 Palm Beach Gardens, Florida (Address of Principal Executive Offices)	33410 (Zip Code)

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Registrant’s Telephone Number, Including Area Code: (617) 375-3006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	GECC	Nasdaq Global Market
5.875% Notes due 2026	GECCO	Nasdaq Global Market
8.75% Notes due 2028	GECCZ	Nasdaq Global Market
8.50% Notes due 2029	GECCI	Nasdaq Global Market
8.125% Notes due 2029	GECCH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 4, 2025, Great Elm Capital Corp. (the “Company”) and Great Elm Capital Management, LLC (the “Adviser”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Lucid Capital Markets, LLC as representative of the several underwriters named in Exhibit A thereto (the “Underwriters”), relating to the offering and sale (the “Offering”) of $50,000,000 million aggregate principal amount of 7.75% notes due 2030 (the “Notes”), plus up to an additional $7,500,000 million aggregate principal amount of the Notes that may be issued in the future pursuant to the underwriters’ exercise of an over-allotment option (the “Offering”). The underwriters’ over-allotment option expires at 11:59 p.m. on October 4, 2025. The Company intends to list the Notes on The Nasdaq Global Market under the trading symbol “GECCG.”

The Offering is being made pursuant to the Company’s effective shelf registration statement on Form N-2 (including a prospectus) (File No. 333-283503), as amended, as supplemented by a preliminary prospectus supplement dated September 4, 2025, the pricing term sheet dated September 4, 2025 and a final prospectus supplement dated September 4, 2025. The Offering is expected to close on September 11, 2025.

Lucid Capital Markets, LLC and Piper Sandler & Co. are acting as joint book-running managers for the offering. Clear Street LLC, InspereX LLC and Janney Montgomery Scott LLC are acting as co-managers for the offering.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, and were solely for the benefit of the parties to such agreement.

The Underwriting Agreement is filed as Exhibit 1.1 hereto. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated September 4, 2025, by and among the Company, the Adviser and Lucid Capital Markets, LLC, as representative of the several underwriters named in Exhibit A thereto.
104	The cover page of this Current Report on Form 8-K, formatted as inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT ELM CAPITAL CORP.

Date: September 10, 2025	By:	/s/ Keri A. Davis
	Name:	Keri A. Davis
	Title:	Chief Financial Officer